Exhibit 99.1

Blackstone Completes Acquisition of Cvent

Tysons, VA – June 15, 2023 – Cvent Holding Corp. (“Cvent”), an industry-leading meetings, events and hospitality technology provider, today announced the completion of its acquisition by an affiliate of private equity funds managed by Blackstone (“Blackstone”) for $8.50 per share in cash, representing a total enterprise value of approximately $4.6 billion.

The transaction, which was previously announced on March 14, 2023, includes a significant minority investment from a wholly owned subsidiary of the Abu Dhabi Investment Authority (ADIA) and participation from existing stockholder Vista Equity Partners (“Vista”). As a result of the transaction, Cvent’s common stock has ceased trading and will be delisted from the Nasdaq Stock Market.

Reggie Aggarwal, founder and CEO of Cvent, commented: “Events are more important and more complex than ever before. We believe this partnership with Blackstone positions Cvent to continue leading the market for best-in-class technology to maximize event ROI and impact. We will continue to aggressively invest in the innovative solutions organizations need to more deeply engage with their customers, prospects, and employees that are so critical to their success.”

David Schwartz, a Senior Managing Director at Blackstone, said: “Cvent has long been a go-to event management partner for organizations of all kinds, enabling them to embrace technology solutions in an increasingly digital world. We’re thrilled to support its continued growth and product advancements, bringing Blackstone’s global resources to bear and leveraging the firm’s deep expertise and thematic focus on hospitality, events and real estate.”

“Vista is proud of the partnership we’ve built with Reggie; the transformative change that Cvent has driven in the meetings and events ecosystem is a testament to how we help founders realize their company vision,” said Monti Saroya, Co-Head of Vista’s Flagship Fund and Senior Managing Director. “Both he and his leadership team are torchbearers of innovation, ingenuity and culture, and we look forward to seeing what they accomplish next.”

Advisors

Qatalyst Partners acted as financial advisor to Cvent, and Kirkland & Ellis LLP acted as legal counsel to Cvent.

J.P. Morgan Securities LLC acted as financial advisor to the Special Committee, and Goodwin Procter LLP acted as legal counsel to the Special Committee.

Simpson Thacher & Bartlett LLP acted as legal counsel to Blackstone, and Evercore, Morgan Stanley & Co. LLC and UBS acted as financial advisors to Blackstone.

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About Cvent

Cvent Holding Corp. is a leading meetings, events, and hospitality technology provider with 4,800+ employees and 21,000+ customers worldwide as of March 31, 2023. Founded in 1999, the company delivers a comprehensive event marketing and management platform and offers a global marketplace where event professionals collaborate with venues to create engaging, impactful experiences. Cvent is headquartered in Tysons, Virginia, just outside of Washington D.C., and has additional offices around the world to support its growing global customer base. The comprehensive Cvent event marketing and management platform offers software solutions to event organizers and marketers for online event registration, venue selection, event marketing and management, virtual and onsite solutions, and attendee engagement. Cvent’s suite of products automate and simplify the event management lifecycle and maximize the impact of in-person, virtual, and hybrid events. Hotels and venues use Cvent’s supplier and venue solutions to win more group and corporate travel business through Cvent’s sourcing platforms. Cvent solutions optimize the event management value chain and have enabled clients around the world to manage millions of meetings and events. For more information, please visit Cvent.com.

About Blackstone

Blackstone is the world’s largest alternative asset manager. We seek to create positive economic impact and long-term value for our investors, the companies we invest in, and the communities in which we work. We do this by using extraordinary people and flexible capital to help companies solve problems. Our $991 billion in assets under management include investment vehicles focused on private equity, real estate, private and liquid credit, infrastructure, life sciences, growth equity, public securities and secondary funds, all on a global basis. Further information is available at www.blackstone.com. Follow @blackstone on LinkedIn, Twitter, and Instagram.

About Vista Equity Partners

Vista is a leading global investment firm with more than $96 billion in assets under management as of December 31, 2022. The firm exclusively invests in enterprise software, data and technology-enabled organizations across private equity, permanent capital, credit and public equity strategies, bringing an approach that prioritizes creating enduring market value for the benefit of its global ecosystem of investors, companies, customers and employees. Vista’s investments are anchored by a sizable long-term capital base, experience in structuring technology-oriented transactions and proven, flexible management techniques that drive sustainable growth. Vista believes the transformative power of technology is the key to an even better future – a healthier planet, a smarter economy, a diverse and inclusive community and a broader path to prosperity. Further information is available at vistaequitypartners.com. Follow Vista on LinkedIn, @Vista Equity Partners, and on Twitter, @Vista_Equity.

Forward-Looking Statements

This communication contains and Cvent Holding Corp.’s (the “Company”) other filings and press releases may contain forward-looking statements, which include all statements that do not relate solely to historical or current facts, such as statements regarding our expectations, intentions or strategies regarding the future. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “aim,” “potential,” “continue,” “ongoing,” “goal,” “can,” “seek,” “target” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. These forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, the Company. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected and are subject to a number of known and unknown risks and uncertainties, including: (i) the effect of the merger (the “Merger”) with an affiliate of private equity funds managed by Blackstone (“Blackstone”) on the Company’s business relationships, operating results and business generally; (ii) risks that the Merger disrupts the Company’s current plans and operations; (iii) the Company’s ability to retain and hire key personnel and maintain relationships with key business partners and customers, and others with whom it does business, including hotels and venues, in light of the Merger; (iv) risks related to diverting management’s attention from the Company’s ongoing business operations; (v) unexpected costs, charges or expenses resulting from the Merger; (vi) potential litigation relating to the Merger that could be instituted against the parties to the Merger Agreement or their respective directors, managers or officers, including the effects of any outcomes related thereto; (vii) continued availability of capital and financing and rating agency actions; (viii) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, war or hostilities or the COVID-19 pandemic, as well as management’s response to any of the aforementioned factors; (ix) the impact of adverse general and industry-specific economic and market conditions, including any impact from ongoing conflict in Ukraine and Russia, and demand for events and meetings, the return to in-person events, demand for advertising and software solutions, and demand for an integrated platform; (x) risks that the benefits of the Merger are not realized when and as expected; and (xi) other risks described in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), such risks and uncertainties described under the headings “Forward-Looking Statements,” “Risk Factors” and other sections of the Company’s Annual Report on Form 10-K filed with the SEC on March 14, 2023, as amended, the Company’s Quarterly Report on Form 10-Q filed with the SEC on May 5, 2023, and subsequent filings. While the list of risks and uncertainties presented here is, and the discussion of risks and uncertainties to be presented in the information statement will be, considered representative, no such list or discussion should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, and legal liability to third parties and similar risks, any of which could have a material adverse effect on the Merger and/or the Company’s consolidated financial condition, results of operations, credit rating or liquidity. The forward-looking statements speak only as of the date they are made. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Investor Contact:

CventIR@icrinc.com

Media Contacts:

For Cvent

Nevin Reilly

(415) 663-4060

nreilly@sloanepr.com

and

Erica Stoltenberg

(517) 378-6240

estoltenberg@cvent.com

For Blackstone

Matthew Anderson

(518) 248-7310

Matthew.Anderson@blackstone.com

and

Mariel Seidman-Gati

(646) 482-3712

Mariel.Seidmangati@blackstone.com

For Vista Equity Partners

Brian W. Steel

(212) 804-9170

media@vistaequitypartners.com